SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 2, 2006

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-50093	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street
Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 2, 2006, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three months and twelve months ended December 31, 2005. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

In the press release, Comcast presented non-GAAP financial measures, as defined in Regulation G and Item 10(e) of Regulation S-K promulgated by the Securities and Exchange Commission, as well as other financial measures.  Non-GAAP financial measures differ from financial measures reported in conformity with U.S. generally accepted accounting principles (“GAAP”).  Comcast provided reconciliations of the non-GAAP financial measures to the most directly comparable financial GAAP measures in the tables accompanying the press release.  In addition, in Table 7, entitled Non-GAAP and Other Financial Measures, Comcast disclosed why management believes the presentation of the non-GAAP financial measures it customarily presents provided useful information to investors in understanding Comcast’s financial condition and results of operations as well as any additional purposes for which Comcast’s management uses these as performance measures.

In the press release, Comcast provided three additional non-GAAP financial measures to those described in Table 7, along with reconciliations of these measures in Table 7B:

•	Net Income adjusted to eliminate the effect of investment income and other income, on an after tax basis, and the effect of a refinement in the fourth quarter of the 2005 effective tax rate;

•	Content segment operating cash flow to eliminate the effect of coverage of National Hockey League games beginning in the fourth quarter 2005; and

•	Cable segment operating cash flow excluding the impact of hurricanes during 2005 and 2004.

Comcast believes these non-GAAP measures provide useful information to investors. Among other things, they may help investors evaluate Comcast’s ongoing operations, can assist in making meaningful period-over-period comparisons and can help identify operating trends that could otherwise be masked or distorted by the excluded items.  In particular, net income in 2004 includes significant non-operating investment income and other income that did not occur in 2005, the fourth quarter of 2005 includes  a refinement to the effective income tax rate which did not occur in the fourth quarter of 2004,  the new NHL coverage significantly increased  fourth quarter 2005 programming rights expense and production costs over the fourth quarter of 2004  and, while some hurricane related expense is a normal part of Comcast’s operations, the hurricane effects for 2005 were significantly higher than historical experience.

Item 9.01. Exhibits

Exhibit 99.1     Comcast Corporation press release dated February 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 2, 2006	COMCAST CORPORATION

	By:	/s/ Lawrence J. Salva

Lawrence J. Salva
Senior Vice President,
Chief Accounting Officer and Controller
(Principal Accounting Officer)